SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 16, 2000


                                   PSINet Inc.
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             (Exact name of registrant as specified in its charter)


         New York                   0-25812                  16-1353600
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(State or other jurisdiction      (Commission              (IRS Employer
        of incorporation)         File Number)           Identification No.)


510 Huntmar Park Drive, Herndon, Virginia                    20170
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (703) 904-4100



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          (Former name or former address, if changed since last report)


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Item 5.       Other Events

         On January 18, 2000, PSINet Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing a two-for-one stock split of its common stock.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits

                           Exhibit 99.1    Press Release dated January 18, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:        January 16, 2000             PSINET INC.



                                           By:/s/Edward D. Postal
                                              -----------------------------
                                                Edward D. Postal
                                                Executive Vice President and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number    Exhibit Name                                        Location
--------------    ------------                                        --------

 99.1             Press Release dated January 18, 2000                    5